EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Quarterly Report of American Homestar Corporation (the "Company") on Form 10-Q for the quarter ended December 26, 2003 (the "Report"), I, Finis F. Teeter, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), as applicable; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 3, 2004                   /s/ Finis F. Teeter
                                         ----------------------
                                         Finis F. Teeter
                                         Chief Executive Officer





                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of American Homestar Corporation (the "Company") on Form 10-Q for the quarter ended December 26, 2003 (the "Report"), I, Craig A. Reynolds, Chief Financial Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), as applicable; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 3, 2004                 /s/ Craig A. Reynolds
                                       -----------------------
                                       Craig A. Reynolds
                                       Chief Financial Officer




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